ELECTRONICALLY SERVED
4/20/2022 2:41 PM

Electronically Filed
04/20/2022 2:40 PM
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
phone: (702) 233-0393
email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of REYNALDO'S MEXICAN FOOD COMPANY, INC., a Nevada Corporation [Nevada Entity No. C7156-1984]. (Petition of SMALL CAP COMPLIANCE, LLC)	CASE NO.: A-22-850201-B DEPT NO.: XXII **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Motion for Appointment of Custodian for REYNALDO'S MEXICAN FOOD COMPANY, INC., a Nevada Corporation [Nevada Entity No. C7156-1984], proper notice having been given to the officers and directors of REYNALDO'S MEXICAN FOOD COMPANY, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner SMALL CAP COMPLIANCE, LLC is appointed custodian of REYNALDO'S MEXICAN FOOD COMPANY, INC.

2. SMALL CAP COMPLIANCE, LLC shall revive and/or reinstate REYNALDO'S MEXICAN FOOD COMPANY, INC. with the Nevada Secretary of State.

3. SMALL CAP COMPLIANCE, LLC shall appoint officers and directors to serve during the Custodianship of REYNALDO'S MEXICAN FOOD COMPANY, INC.

4. SMALL CAP COMPLIANCE, LLC is authorized to take reasonable and prudent action on behalf of REYNALDO'S MEXICAN FOOD COMPANY, INC., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, designate and issue authorized common shares and preferred shares, and initiating litigation in REYNALDO'S MEXICAN FOOD COMPANY, INC.'s name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

5. SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent for REYNALDO'S MEXICAN FOOD COMPANY, INC. is hereby authorized and directed to cooperate with SMALL CAP COMPLIANCE, LLC concerning delivery of the shareholder list for REYNALDO'S MEXICAN FOOD COMPANY, INC.

7. SMALL CAP COMPLIANCE, LLC shall file a Custodian Amendment to the Articles of Incorporation for REYNALDO'S MEXICAN FOOD COMPANY, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that REYNALDO'S MEXICAN FOOD COMPANY, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of REYNALDO'S MEXICAN FOOD COMPANY, INC. for the benefit of the corporation and its shareholders.

(d) A statement that SMALL CAP COMPLIANCE, LLC will reinstate REYNALDO'S MEXICAN FOOD COMPANY, INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. SMALL CAP COMPLIANCE, LLC, as custodian of REYNALDO'S MEXICAN FOOD COMPANY, INC., shall submit a report to this Court of the actions taken by the Custodian every 3 ~~monthsfrom~~ months from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

~~Dated this _____ day of ________________, 2022.~~

DISTRICT COURT JUDGE

Dated this 20th day of April, 2022

Susan Johnson

HON. SUSAN JOHNSON

38B C31 C7B0 E268
Susan Johnson
District Court Judge

Respectfully Submitted by:
CHASEY LAW OFFICES

Peter Chasey

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
phone: (702) 233-0393
email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Small Cap Compliance, LLC, Plaintiff(s) vs. Reynaldo's Mexican Food Company, Inc., Defendant(s)	CASE NO: A-22-850201-B DEPT. NO. Department 22

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 4/20/2022

Peter Chasey peter@chaseylaw.com

ELECTRONICALLY SERVED
6/29/2022 10:34 AM

Electronically Filed
06/29/2022 10:34 AM
CLERK OF THE COURT

OGM
~~ORDR~~

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
phone: (702) 233-0393
email: peter@chaseylaw.com
Attorney for Custodian
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of REYNALDO'S MEXICAN FOOD COMPANY, INC., a Nevada Corporation [Nevada Entity No. C7156-1984], (Petition of Small Cap Compliance, LLC)	CASE NO.: A-22-850201-B DEPT NO.: XXII

ORDER TERMINATING CUSTODIANSHIP

Custodian SMALL CAP COMPLIANCE, LLC's Motion to Terminate Custodianship was filed in this Court, service is proper, good cause appearing, this Court orders and decrees as follows:

IT IS HEREBY ORDERED that the actions taken by Custodian SMALL CAP COMPLIANCE, LLC on behalf of REYNALDO'S MEXICAN FOOD COMPANY, INC. are hereby approved,

IT IS FURTHER ORDERED that the SMALL CAP COMPLIANCE, LLC's Custodianship of the Nevada Corporation known as REYNALDO'S MEXICAN FOOD COMPANY, INC. is hereby terminated,

/ / /

/ / /

IT IS FURTHER ORDERED that Custodian SMALL CAP COMPLIANCE, LLC is hereby discharged as Custodian of the Nevada Corporation known as REYNALDO'S MEXICAN FOOD COMPANY, INC.

IT IS SO ORDERED.

Dated this 29th day of June, 2022

Susan Johnson

HON. SUSAN JOHNSON, DISTRICT COURT JUDGE
9CA 365 1698 DC67
Susan Johnson
District Court Judge

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter Chasey

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
phone: (702) 233-0393
Attorney for Custodian
SMALL CAP COMPLIANCE, LLC